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                                                                    EXHIBIT 23.1



                         INDEPENDENT AUDITORS' CONSENT


         We consent to the incorporation by reference in this Registration Statement of Compuware Corporation on Form S-8 of our report dated May 5, 1997, appearing in the Annual Report on Form 10-K of Compuware Corporation for the year ended March 31, 1997 and to the reference to us under the heading "Experts" in this Registration Statement.



/s/ DELOITTE & TOUCHE, LLP


Detroit, Michigan
January 7, 1998